# Employment Contract

# 劳动合同

本劳动合同（以下简称“本合同”）系于2009年12月18日由下列 两方于中华人民共和国（以下简称“中 国”）所签订：

THIS EMPLOYMENT CONTRACT this "**Contract**") is entered into in the People's Republic of China ("**China**") on the date December 18, 2009 by and between:

甲方(用人单位)：
森特科技集团有限公司

法定代表人：陈黎芳
地址：

**Party A (Employer)**:
Sutor Technology Group Limited

Legal Representative：Chen, Lifang
Address：

乙方(雇员)：姓名：周乃江

身份证号码：089259285

家庭住址：6068 Glen Village Dr., Dublin, OH 43016
联系电话:0016147932405,8613811367255
电子邮箱：njzhou@yahoo.com

**Party B (Employee): Naijiang Zhou**

ID Number: 089259285

Home Address: 6068 Glen Village Dr., Dublin, OH 43016
Telephone: 001 614 793 2405, 86 138 1136 7255
Email address: njzhou@yahoo.com

以下单方称为“一方”，两方合称为（“双方”）

Party A and Party B shall be jointly referred to as "**Parties**" and separately referred to as "**Party**" hereinafter.

鉴于：
根据《中华人民共和国劳动法》、《中华人民共和国劳动合同法》及“中国”其他有关法规、政策、规章及当地劳动法规（以下统称“中国法律”），“双方”在平等、自愿及经过相互协商同意之基础上签订“本合同”，共同遵守“本合同”所列条款。

**Whereas:**
Pursuant to the *Labor Law of the People's Republic of China*，*Labor Contract Law of the People's Republic of China* and other relevant regulations, policies, administrative rules of China and local labor regulations (collectively, "**Chinese Laws**"), the Parties have entered into this Contract on the basis of equality, free will and mutual consultations and consensus and shall abide by the terms of this Contract.

1. 劳动合同之期限、试用期及生效

1.1 合同类别和期限

“本合同”为有固定期限的劳动合同，期限为[1]年，自 2010年2月1日乙方开始工作之日起至2011年2月1日止。一年期满后，合同将自动延续，除非双方终止或修改合同。

2. 工作内容、工作地点及工作岗位之调整

2.1 工作内容

(a) “甲方”将聘请“乙方”担任财务副总裁职务，其主要工作内容见附件。

2. 2 工作地点：中国，美国

2.3 调整工作岗位

(a) 为保证工作之连续性，“乙方”如有工作岗位变动时，应妥善交接工作包括任何办公用品，办公资料及设备。

3. 工作时间及加班加点

3.1 工作时间

(a) “甲方”将对“乙方”实行下列

工时制：

(i) 不定时工作制；

3.2 加班加点

(a) “乙方”实行不定时工作制，

“甲方”不须支付加班加点工

1. TERM, PROBATION PERIOD AND EFFECTIVENESS OF THE EMPLOYMENT CONTRACT

1.1 Type and term of the Contract

The Contract shall have a fixed term of 1 year from 2/1/2010 when Party B starts to work for Party A till 2/1/2011. After one year, the contract shall be renewed automatically evergreen clause unless terminated or modified by the Parties.

2. JOB DESCRIPTION，PLACE OF WORK AND ADJUSTMENT OF POST

2.1 Job description

(a) Party A shall engage Party B for the job of **Finance VP**. The major work scope and responsibilities are per attachment.

2.2 Place of Work: China, U.S.

2.3 Adjustment of post

(a) Party B shall hand over his/her work including any office facilities, documents and devices properly to ensure the continuity of work in case of adjustment to his/her post.

3. WORKING HOURS AND OVERTIME

3.1 Working hours

(a) Party A shall apply the following working hours

(i) Non-fixed working hours system;

3.2 Overtime

资。

(a) Party A shall not be liable for overtime payments if Party B is working on a non-fixed working hours system.

3.3 <u>假期，工作费用及报销</u>

(a) “乙方”每年带薪个人假期为15天。
(b) 在美期间，“乙方”本人负责和工作非直接有关的全部生活费用包括住宿，饮食，交通。
(c) 在美期间的工作费用应以经济合理为原则。
(d) 和工作有关的费用包括电话费，路演，基金访问，投资人访问，出席会议，公司发展，公关，访问会计事务所等的机票，酒店费，地面交通费及餐费。美国国内机票限于经济舱；中美机票应首选经济舱。若有特殊情况需坐商务舱时，应事先得到批准。酒店应以商务酒店为主；出差时的“乙方”每日餐费报销不超过$50美元。招待客户费用例外。若招待客户的费用每日超过$200美元时，应事先得到“甲方”批准。
(e) “甲方”负责“乙方”在国内期间的住宿和交通费（度假除外）。

3.3 <u>Vacation, job-related expenses and reimbursement</u>

(a) The annual paid vacation time is 15 days.

(b) In the U.S., Party B shall be responsible for all of the living expenses not directly related to the job.

(c) All job-related expenses should be economical and reasonable.

(d) Job-related expenses include phone bills, airfares, hotels, ground transportation and meals for road shows, fund visit, investor visit, meetings, corporate development, public relations, accounting office visit. Domestic airfares should be restricted to the economic class; China-US fares should also use economic class first and prior permission should be obtained if business class fares are needed under special situations. Economic business hotels should be the first choice; Daily meal allowance should not exceed $50, except for expenses on entertaining clients. Prior permission should be obtained if entertainment expenses on clients exceed $200 per day.

(e) Party A shall be responsible for Party B's travel and lodging expenses in China (excluding personal vacation).

4. 劳动报酬

4.1 <u>工资构成</u>

(a) “乙方”每月之税前基本工资应为人民币 ￥50,000
(b) 股票每年20,000股 （SUTR.）在任职60天之内将股票证书发给“乙方”。股票锁定期一年。今后在任职周年日发给，锁定期一年。
(c) 如果甲方和乙方同意对工资构成

4. **REMUNERATION**

4.1 <u>Remuneration composition</u>

(a) Party B's monthly basic salary before tax is RMB 50,000 Yuan.
(b) SUTR common stock certificate for 20,000 shares per year to be issued within 60 days of employment. The stocks are restricted for one year. Afterwards, they will be issued on the anniversary day of employment with one-year lockup period.
(c) If Party A and Party B agree to have other

有其他安排，可以在本协议的补充协议中约定。任何涉及乙方报酬的事宜,应以本协议或其补充协议为准.

arrangement about Party B's remuneration composition, the arrangement can be provided in the supplemental agreement hereof. Any matters related to Party's B's remuneration shall be governed by this contract and its supplemental agreement.

(d) 出于"本合同"之目的，本合同各款所述之工资均已包括"乙方"应自行承担之个人所得税及各类法定社会保险费。

(d) For the purpose of this Contract, the salary mentioned above is inclusive of individual income tax and various statutory social insurance premiums that shall be borne by Party B.

4.2 支付方法

(a) "甲方"将"乙方"之报酬存入乙方指定的帐户。

(b) "乙方"被"甲方"辞退时，由"甲方"按"乙方"实际工作日数发给工资。

4.2 Method of Payment

(a) Party A shall deposit Party B's compensation into the accounts set up by Party B.

(b) If Party B is dismissed by Party A, Party A shall pay the salary based on Party B's actual working days.

4.3 奖金

"乙方"参与高管层奖金和股权激励计划。

4.3 Bonus

Party B shall participate in the bonus and stock incentive program for management.

5. 社会保险, 福利待遇及劳动条件

5.1 福利待遇

"乙方"因公负伤，其病假工资和医疗待遇按照"中国法律"及"甲方"的有关规定执行。

5.2 社会保险

"乙方"不参与社会保险

6. 商业秘密及互不竞争条款

"乙方"承诺遵守行业常规，履行其保密、竞业限制以及不引诱等义务及保护"甲方"之知识产权。。

7. 劳动合同之变更、续订和解 除

**5. SOCIAL INSURANCE AND WELFARE BENEFITS, LABOR CONDITIONS**

5.1 Welfare benefits

The medical treatment of Party B due to his sickness or injury at work shall be handled in accordance with Chinese Laws and the relevant regulations of Party A.

5.2 Social Insurance

Party B shall not participate in social insurance programs.

**6. CONFIDENTIALITY AND NON-COMPETE PROVISIONS**

Party B shall promise to abide by the norms of the industry and performs his confidentiality, non-compete and non-solicit obligations and protects Party A's intellectual property.

**7. AMENDMENT, RENEWAL, TERMINATION AND DISCHARGE OF THE CONTRACT**

7.1 合同之续订

“本合同”期满时如任何“一方”决定不再续订，则应于期满前至少三十（30）日以书面形式通知另“一方”。否则，“本合同”自动续签。

7.1 Renewal of the Contract

If any Party wishes to not renew the Contract upon the expiry hereof, the said Party shall inform the other Party in writing at least [thirty] (30) days prior to the expiry. Otherwise, the Contract will be renewed automatically.

7.2 合同之变更

经“双方”协商同意，可以依法变更“本合同”条款。“本合同”之变更须经“双方”以书面形式签署《劳动合同变更书》。

7.2 Amendment of the Contract

This Contract can be amended based on the consultation and consent of the Parties in accordance with law; The Contract shall be amended only by a written Labor Contract Amendment agreement executed by the Parties.

7.3 协商解除

经“双方”协商一致，“本合同”可以解除。

7.3 Termination upon consultation

The Contract may be terminated upon mutual consultation by the Parties.

7.4 对乙方解约之规定

(a) “乙方”解除“本合同”，应当提前三十（30）日以书面形式通知“甲方”；“甲方”应准予辞职，但不须发给经济补偿金。

7.4 Provisions on termination by Party B

(a) Party B shall inform Party A in writing of his intention to terminate this Contract thirty (30) days in advance. Party A shall consent to such request, but is not required to pay any severance payment.

## 8. 解除劳动合同之经济补偿金

若由于“甲方”原因提前解除时，甲方将向乙方支付经济补偿金。若工作时间在三年内，补偿金是三个月的工资；若工作时间在三年以上，每年补偿一个月的工资额。该经济补偿金应于“乙方”办理完毕所有离职手续，且确定“乙方”并无拖欠“甲方”任何费用后，及时且一次性发给“乙方”。如“乙方”拖欠“甲方”任何费用（包括任何培训费用），则“甲方”可由经济补偿金抵扣，如经 济补偿金之金额不足抵扣，则“乙方”必须于离职时清偿所有拖欠“甲方”之 款项。

## 8. ECONOMIC COMPENSATION FOR TERMINATION OF THE CONTRACT

Upon the termination of this Contract before contract expires due to Party A's reasons, Party A shall pay economic compensation in a lump sum to Party B once Party B has completed all the resignation procedures and it is confirmed that Party B does not owe Party A any monies. The amount is three months' salary if employed for less than three years; and one month salary for each year's service if employment is more than three years. In case Party B owes any monies (including any training fees) to Party A, Party A may deduct such monies from the economic compensation payable to Party B. If the economic compensation is insufficient to cover the amount of the monies, Party B must settle all the monies in arrears upon resignation.

9. 劳动争议处理

9.1 友好协商

因履行“本合同”而发生的任何劳动争议，“双方”同意首先通过友好协商解决。

9. DISPUTE RESOLUTI

9. Resolution of labor dispute

9.1 Friendly negotiation

9.1 Friendly negotiation

The Parties agree to resolve any labor disputes arising from the performance of this Contract through friendly negotiation in the first place.

10. 适用法律

“本合同”之效力、解释、履行及争议之解决适用“中国法律”

10. **GOVERNING LAW**

The validity, interpretation, performance and dispute resolution shall be governed by Chinese Laws.

11. 附则

11.1 整体协议

(a) “本合同”及其附件经“双方”同意后，构成完整之协议，并取代“双方”先前之所有讨论、协商及协议。“本合同”之附件系“本合同”之补充与“本合同”具有同等法律效力。

11.2 语言文字

“本合同”以中文及英文书写，一式两（2）份，每“一方”各执壹（1）份．中文和英文如有歧义，以中文为准；应交“乙方”的“甲方”不代为保管。

11. **MISCELLANEOUS**

11.1 Entire agreement

(a) Upon execution, this Contract and the appendices attached hereto constitute the entire agreement between the Parties and supersede all prior discussions, negotiations and agreements between the Parties. The appendices of this Contract are supplementary hereto and have the same force and effect.

11.2 Language

This Contract shall be executed in two (2) originals in Chinese and in English to be held by each Party. If there is any discrepancy, Chinese language shall prevail. Party A will not keep the original to be held by Party B for the benefit of the latter.

11.3 未尽事宜

"本合同"如有未尽事宜或有任何条款与新颁布、实施的"中国法律"规定相悖者，应按"中国法律"之有关规定执行。

11.3 Matters not covered

Matters not covered by this Contract or any provisions hereof that are contradictory to newly promulgated or implemented statutes of Chinese Laws shall be dealt with in accordance with relevant stipulations of Chinese Laws.

甲方：[signature]

授权代表（签章）：
职称：[ ]

Party A:

Authorized representative (signature):
Title:

乙方（签章）：

[signature]
12/22/09

Party B (signature):

附件：主要职责：

1） 参加路演和投资者会议，为公司的发展募集新的资本，并与基金，银行及股东保持良好的联络关系；
2） 建立和完善公司的短期及中长期财务计划和分析；定期分析实际运用结果与计划的差距，加强金融风险管理，提出相应对策；主持和审阅董事会财务报告；
3）负责兼并与收购的尽职调查（财务部分）；参与完善财务管理、战略设计，资本预算和财务审计；
4）建立合理有效的高管层股权激励计划，确保企业长期稳定的发展；
5）优化公司资本结构，选择最佳的融资工具和途径；
6）监管资产负债，关注流动资产的管理；
7）协助会计事务所按照美国会计准则的要求完成合并报表和定期的财务报告；审阅向美国证券所（SEC）提供的报告以及媒体英文报告；
8）参与公司重要事项的分析和决策，为企业的生产经营、业务发展及对外投资等事项提供财务方面的分析和决策依据；

Principle duties:

1. To attend road show and investor conference, financing the fund, and keep a strong relationships with bankers, shareholders and Boards of Directors.
2. To establish and complete the short-term and long-term finance plan and analysis. To prepare and variances between plan and, enhance the finance risk management and advance solution. To prepare and review the BOD financial reporting
3. Responsible for Due-Diligence of merger and acquisition. to participate in perfect financial management, strategic design, budget and financial audit.
4. Responsible for establish effective Senior Officer Equity Incentive Plan to ensure the company long-term stable development.
5. To optimize the company capital structure and select the best financing toll
6. To oversee the debt and focus on the floating assets management
7. To assist the public accounting firm to accomplish the financial statements and periodic financial reporting in accordance with GAAP. To review the reporting present to SEC
8. To participate in important events analysis and decision-making,